EXHIBIT 10.17

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of May 11, 2006, is made by and between IWC SERVICES, LLC, a Texas limited liability company ("Borrower") and WELLS FARGO BANK, National Association ("Lender"), acting through its WELLS FARGO BUSINESS CREDIT operating division.

RECITALS

Borrower, Boots & Coots International Well Control, Inc. ("BNC") and Lender are parties to the Credit and Security Agreement dated as of March 3, 2006 (the "Credit Agreement").

Borrower has requested that certain amendments and waivers be made to the Credit Agreement, which Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.    Consent to Assignment of Certain Intellectual Property Rights.  As of the Effective Date, Lender consents to HWCES' execution and delivery of the Assignment, identical in form and content to Exhibit A attached hereto (the "HWCES Assignment"), notwithstanding any limitation in the Credit Agreement regarding a Credit Party's disposition of assets (including, without limitation, any notification requirement or other restriction under Sections 6.1(m) or 6.17 of the Credit Agreement). To the extent that Lender's lien securing the Obligations now encumbers the Intellectual Property Rights to be transferred pursuant to the HWCES Assignment, Lender agrees that its lien and security interest shall be released there from as of the Effective Date.

2.    Amendment to Section 6.8 of the Credit Agreement.  As of the Effective Date, Section 6.8 of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

Salaries. BNC and Borrower will not, and will not permit any other Credit Party to, pay excessive or unreasonable salaries, bonuses, royalties, license fees, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their respective families, either individually or for all such Persons in the aggregate, if such increase would have or could be reasonably expected to have a Material Adverse Effect.

3.    Amendment to Article V of the Credit Agreement.  As of the Effective Date, Section 5.24 shall be added to the end of Article V of the Credit Agreement to read as follows:

Section 5.24 Houseboat.  The boat owned by IWC Services, as successor by merger to HWC, registered under Louisiana Registration Number LA-7368-FJ (the "Houseboat"), has not constituted or qualified as a "vessel" under the United States Ship Mortgage Act. Further, the Houseboat has not been subject to the jurisdiction of the United States Surface Transportation Board. No filing other than the filing of Lender's financing statement against IWC Services with the Secretary of State of the State of Texas is necessary for Lender have a valid and perfected security interest in the Houseboat.

4.    Amendment to Article VI of the Credit Agreement.  As of the Effective Date, Section 6.30 shall be added to the end of Article VI of the Credit Agreement to read as follows:

Section 6.30 Houseboat. BNC and Borrower may not, and will not permit any of the Credit Parties to, cause the Houseboat to constitute or qualify as a "vessel" under the United States Ship Mortgage Act or to become subject to the jurisdiction of the United States Surface Transportation Board.

5.    Amendment to Post-Closing Agreement.  As of the Effective Date, the table on Exhibit A to the Post-Closing Agreement shall be amended and restated, in its entirety, as follows:

Requirement	Delivery Date
Deliver to Lender evidence of the satisfaction, and release of all presently effective judgments and Liens encumbering BNC's and its Domestic Subsidiary's assets (other than those Liens in favor of Lender) and deliver to Lender new judgment and lien search reports from the appropriate jurisdictions for BNC and each of its Domestic Subsidiaries reflecting the satisfaction and release of those judgments and Liens.

May 31, 2006
Deliver to Lender an access and lien waiver agreement from the lessor of the mobile trailers located at BNC's Houston, Texas headquarters whereby the lessor agrees to waive all liens against the contents of the trailers and permit Lender to retrieve the contents following the repossession of the trailers or the termination of the applicable rental agreement.

May 18, 2006

Deliver to Lender (i) an original of the certificate evidencing 65.1% of all issued and outstanding Equity Interests in HWC Limited C.A. and reflecting HWC Limited as the owner of such Equity Interests along with the appropriate transfer powers duly executed in blank and (ii) transfer powers duly executed in blank in connection with the pledge of 65% of all issued and outstanding Equity Interests in Boots & Coots Services de Mexico S. de R.L. de C.V. by Boots & Coots Services, Inc. and IWC Services, LLC, the two owners of such Equity Interests.

May 18, 2006

6.    No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

7.    Conditions Precedent.  This Amendment shall be effective when Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Lender in its sole discretion (the date on which these conditions are satisfied shall be the "Effective Date"):

(a)    Originals of the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by each Guarantor and the Subordinated Creditor.

(b)    Such other matters as Lender may require in its Permitted Discretion.

8.    Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:

(a)    Borrower and each Guarantor have all requisite power and authority to execute this Amendment and the Acknowledgement and Agreement of Guarantors, as applicable and to perform all of their obligations under this Amendment and the Acknowledgement and Agreement of Guarantors, and this Amendment and the Acknowledgement and Agreement of Guarantors have been duly executed and delivered by Borrower and the Guarantors, as applicable, and constitute the legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms.

(b)    The execution, delivery and performance by Borrower and Guarantors of this Amendment and the Acknowledgement and Agreement of Guarantors have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or any Guarantor, or any governing document of Borrower or any Guarantor, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Guarantor is a party or by which it or its properties may be bound or affected.

(c)    The Intellectual Property Rights to be transferred pursuant to me HWCES Assignment are not necessary for the conduct of Borrower's or any other Credit Party's business operations, and no Material Adverse Effect will occur after giving effect to the HWCES Assignment.

(d)    All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such, date, except to the extent that such representations and warranties relate solely to an earlier date.

9.    References.  All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

10.     No Other Waiver.  Except as set forth in Section 1 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

11.    Release.  BORROWER, AND EACH GUARANTOR BY SIGNING THE ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS SET FORTH BELOW, EACH HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDER, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, ATTORNEYS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH BORROWER OR SUCH GUARANTOR HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE EFFECTIVE DATE, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABLITY OF LENDER OR ANY OTHER RELEASED PARTY.

12.     Severability.  If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

13.     Binding Effect.  This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights thereunder or any interest therein without Lender's prior written consent.

15.     Costs and Expenses.  Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

16.     Miscellaneous.  This Amendment, the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor (i) may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument and (ii) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. Capitalized terms used in this Amendment and the Acknowledgments attached hereto have the meanings given to them in the Credit Agreement unless otherwise specified. This Amendment shall be governed and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above to be effective as of the Effective Date.

IWC SERVICES, LLC, a Texas limited liability company

By:	/s/ Dewitt Edwards
Name: Dewitt Edwards
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
acting through its Wells Fargo Business Credit operating division

By:	/s/ Mark L Odle
Name: Mark L. Odle
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above to be effective as of the Effective Date.

IWC SERVICES, LLC, a Texas limited liability company

By:	/s/ Jerry Winchester
Name: Jerry Winchester
Title: President and CEO

WELLS FARGO BANK, NATIONAL ASSOCIATION acting through its Wells Fargo Business Credit operating division

By:	/s/ Mark L. Odle
Name: Mark L. Odle
Title: Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each undersigned, each a guarantor of the indebtedness and other obligations of Borrower to Lender pursuant to a separate Guaranty each dated as of March 3, 2006 (each a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of Borrower's present and future indebtedness and otter obligations to Lender.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
BOOTS & COOTS SERVICES, INC.
BOOTS & COOTS SPECIAL SERVICES, INC.
ELMAGCO, INC.
HELL FIGHTERS, INC.
HWC LIMITED
IWC ENGINEERING, INC.

By:	/s/Dewitt Edwards
Name:	Dewitt Edwards
Title:	Senior Vice President and Chief Financial Officer of Boots & Coots and Boots & Coots International Well Control, Inc. Vice President of each other entity above

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, a subordinated creditor of BNC pursuant to each Senior Subordinated Promissory Note, hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms the terms of each Senior Subordinated Promissory Note; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrower or enter into any agreement or extend additional or other credit accommodations (in each case subject to any limitations set forth in the respective Senior Subordinated Promissory Note), without notifying or obtaining the consent of the undersigned except as may be expressly required under the terms of each Senior Subordinated Promissory Note.

OIL STATES ENERGY SERVICES, INC.
(formerly known as HWC Energy Services, Inc.)

By:	/s/ Larry B. Wolod
Name:	Larry B. Wolod
Title:	Vice President and Assistant Secretary

Exhibit: A to First Amendment to Credit and Security Agreement

ASSIGNMENT

WHEREAS, HWCES International, a Cayman Islands corporation (hereinafter "ASSIGNOR"), is the owner of the right, title and interest in certain United States patents (hereinafter "Patents") and is the owner of the right, title and interest in certain Canadian patent applications (hereinafter "Applications"), which Patents and Applications are listed in Schedule A attached hereto;

WHEREAS, Oil States Energy Services, Inc., a Delaware corporation formerly known as HWC Energy Services, Inc., having a business address of c/o Oil States International, Inc, Three Allen Center, 333 Clay Street, Suite 4620, Houston, Texas 77002 (hereinafter "ASSIGNEE"), and ASSIGNOR previously entered into that certain Assignment dated as of February 28, 2006 (the "Initial Assignment"), pursuant to which ASSIGNOR assigned to ASSIGNEE the entire right, title and interest in and to certain United States and Canadian patents and patent applications listed in a schedule thereto;

WHEREAS, ASSIGNOR and ASSIGNEE intended for the Patents and the Applications to have been assigned from ASSIGNOR to ASSIGNEE pursuant to the terms of the Initial Assignment;

WHEREAS, the Patents and the Applications were inadvertently excluded from the schedule of assigned patents and patent applications attached to the Initial Assignment;

WHEREAS, ASSIGNOR and ASSIGNEE now desire to evidence their agreement that all right, title and interest in and to the Patents and Applications, and in and to the inventions disclosed therein (the "Inventions"), be assigned to ASSIGNEE;

NOW, THEREFORE, for and in consideration of One Dollar ($1.00) each and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by ASSIGNOR and ASSIGNEE, effective as of the 28th day of February, 2006, ASSIGNOR has assigned, sold, transferred and set over and by these presents does assign, sell transfer and set over unto said ASSIGNEE the entire right, title and interest in and to (a) said Inventions and worldwide rights therein; (b) said Applications, including all divisions, continuations and substitutions thereof; and (c) all Patents, including United States and Canadian patents which shall have issued on said Inventions, including all reissues, renewals and extensions thereof, for the United States, its territories and possessions and all foreign countries, including the right to file corresponding applications for Letters Patent on said Inventions in any and all foreign countries, and to claim priority under any and all treaties and conventions to which the United States of America and Canada are signatories including the Paris Convention for the Protection of Industrial Property for such corresponding applications, or any division, continuation or substitution thereof, the same to be held and enjoyed by said ASSIGNEE, its assigns and successors, as fully and entirely as the same would have been held and enjoyed by ASSIGNOR, had this assignment not been made.

ASSIGNOR hereby authorizes and requests that all Letters Patent based on said Applications and each division, continuation, substitution, reissue, renewal and extension thereof be issued to said ASSIGNEE, its successors and assigns.

The terms and conditions of this Assignment shall inure to the benefit of ASSIGNEE, its successors, assigns and other legal representatives, and shall be binding upon ASSIGNOR, its successor, assigns and other legal representatives.

[Signature page follows]

IN WITNESS WHEREOF, this Assignment has been duly executed on the date as indicated below.

ASSIGNOR:

HWCES INTERNATIONAL

By:	/s/ Don B. Cobb
Name:	Don B. Cobb
Title:	President

Date:	June 27th, 2006

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On the above date, the above named person acting in the capacity of President of HWCES International, appeared before me, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and with the authority and for the purposes set forth.

/s/ Stefanie B. Ford
Notary Public in and for
THE STATE OF TEXAS

ASSIGNEE:

OIL STATES ENERGY SERVICES, INC.
By:	/s/ Larry B. Wolod
Name:	Larry B. Wolod
Title:	Vice President and Assistant Secretary
Date:	May 12, 2006

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

On the above date, the above named person acting in the capacity of Vice President and Assistant Secretary of Oil States Energy Services, Inc., personally appeared before me, and known by me to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same, of his own free will and with the authority and for the purposes set forth.

/s/ Linda Deleon
Notary Public in and for
THE STATE OF TEXAS

SCHEDULE A

CANADIAN PATENT APPLICATIONS

Application No.	Filing Date	Title
2,512,128	July 14, 2005	High Pressure Threaded Union With Metal-To-Metal Seal, And Metal Ring Gasket For Same
2,512,263	July 15, 2005	Cup Tool For A High Pressure Mandrel And Method Of Using Same
2,512,264	July 15, 2005	Slip Spool Assembly And Method Of Using Same

U.S. PATENTS

Patent No.	Issue Date	Title
5,012,865	May 7, 1991	Annular and Concentric Flow Wellhead Isolation Tool
5,261,487	November 16, 1993	Packoff Nipple
5,285,852	February 15, 1994	Wellhead Isolation Tool and Method of Use Thereof
5,396,956	March 14, 1995	Wellhead Isolation Tool Sealing Nipple Testing Apparatus And Method of Pressure Testing Isolation Tool Sealing Nipple Seals When in Position On A Well